VELA FUNDS

(the “Trust”)

VELA International Fund

(the “Fund”)

(a series of VELA Funds)

Supplement dated January 30, 2023 to the Summary Prospectus and Prospectus

each dated January 30, 2023

Important Notice Regarding Change in Investment Policy for the Fund

The Board of Trustees of the Trust approved a change to the Fund. The change, described below, is disclosed in the Prospectus dated January 30, 2023 and will become effective on or about March 31, 2023 (the “Effective Date”).

On the Effective Date, the following non-fundamental investment policy will be adopted and supersede the Fund’s current non-fundamental investment policy “to invest, under normal market conditions, assets primarily in non-U.S. equity securities of companies of any size (including small capitalization, mid capitalization and large capitalization companies) that the Adviser believes are undervalued. Under normal market conditions, the fund will invest at least 80% of its net assets in securities issued by companies (i) that are headquartered or have their principal place of business outside the U.S., (ii) whose primary trading markets are outside the U.S. or (iii) that have at least 50% of their assets in, or expect to derive at least 50% of their total revenues or profits from, goods or services produced in or sales made in countries outside the U.S.”:

“The fund, under normal market conditions, invests its assets primarily in non-U.S. equity securities of companies of any size (including small capitalization, mid capitalization and large capitalization companies) that the Adviser believes are undervalued. Under normal market conditions, the fund will invest at least 80% of its net assets in securities issued by companies (i) that are headquartered or have their principal place of business outside the U.S., (ii) whose primary trading markets are outside the U.S. or (iii) that have at least 50% of their assets in, or derive at least 50% of their total revenues or profits from, goods or services produced in or sales made in countries outside the U.S.”

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This supplement should be read in conjunction with the Prospectus dated January 30, 2023. The Prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Please retain this supplement for future reference.